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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
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                                       FORM 8-K

                                    CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934



           Date of report (Date of earliest event reported): July 17, 1996



                            WESTSIDE FINANCIAL CORPORATION
                 Exact name of registrant as specified in its charter



                                       GEORGIA
                     State or other jurisdiction of incorporation



                      Commission File Number I.R.S. -  33-78046

                     Employee Identification Number - 58-2104977





               1200 BARRETT PARKWAY        KENNESAW, GEORGIA 30144
                        Address of Principal Executive Offices



          Registrant's telephone number, including area code:  770-499-2265

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ITEM 5.    OTHER EVENTS

     Eastside Holding Corporation shareholders, at a Special Shareholders Meeting held on July 16, 1996, approved the merger of Eastside Holding Corporation into Westside Financial Corporation in accordance with the Merger Agreement dated December 21, 1995.

    The Registrant issued the following press release on July 18, 1996:

PRESS RELEASE - JULY 18, 1996


                             Contact:  Edward C. Milligan
                                       770-499-2265
                                       Reggie D. Cox
                                       770-979-2265


                                   MERGER ANNOUNCED

    Edward C. Milligan, President and CEO of Westside Financial Corporation and Reggie D. Cox, President and CEO of Eastside Holding Corporation, announce that all conditions of the merger between the two holding companies have been satisfied and that the merger will be effective as of July 31, 1996.

    Westside Financial Corporation, the only shareholder of Westside Bank & Trust Company, a state chartered bank with offices in Kennesaw and Marietta, is a $65,000,000 bank holding company. Eastside Holding Corporation, the only shareholder of Eastside Bank & Trust Company, a state chartered bank with offices in Snellville is a $55,000,000 holding company. The combined companies will have total assets of $120,000,000 and equity of $14,000,000.

    Eastside Bank and Westside Bank will operate as separate subsidiaries of First Sterling Banks, Inc., which will be the new name of the surviving bank holding company effective July 31, 1996. Members of the Board of Directors of the new holding company are P. Harris Hines, Justice of the Supreme Court of the State of Georgia, Harry L. Hudson, Jr., State Farm Executive, John S. Thibadeau, Jr., President of Deauton Corporation, Benjamin H. Wofford, M.D., Marietta Plastic Surgeon, and Edward C. Milligan, who will serve as Chairman and CEO of the company.

    Each subsidiary bank will retain its Board of Directors, management, trade name and other primary market strengths. Reggie Cox will continue as President and CEO of Eastside Bank and Ed Milligan will continue as President and CEO of Westside Bank.

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    Eastside Holding Corporation shareholders will receive shares in First
Sterling Banks, Inc. on a 1 for 1 basis. Westside Financial Corporation shareholders will receive shares on a 1.23 to 1 basis, which will be accomplished through a stock split effected in the form of a stock dividend of
 .23 to 1 on July 30, 1996.




                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WESTSIDE FINANCIAL CORPORATION



                                  By:/s/Edward C. Milligan
                                     ------------------------------
                                     Edward C. Milligan, President